UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

ENPHASE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35480	20-4645388
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd

Petaluma, CA 94954

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 774-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Bonus Program

On March 6, 2014, the Compensation Committee of the Board of Directors of Enphase Energy, Inc. (the “Company”), approved a 2014 cash performance bonus program (the “2014 Bonus Program) for the Company’s executive officers and other employees. The 2014 Bonus Program is summarized in Exhibit 10.1 hereto and incorporated herein by reference.

2013 Bonus Awards

On March 6, 2014, the Compensation Committee of the Board of Directors of the Company approved the payment of cash bonuses to certain of our employees, pursuant to our 2013 Bonus Program, previously described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2013.

Under the 2013 Bonus Program, each participant was eligible to receive a cash bonus in an amount up to a specific target percentage of such participant’s annual base salary for 2013 based on the level of achievement of certain corporate and individual objectives. The bonus payment amounts approved by the Committee were based on its determination of the degree to which such corporate and individual objectives were achieved. The bonus payments amounts for our named executive officers are as follows:

Named Executive Officers	2013 Bonus Amount
Paul Nahi, President and Chief Executive Officer	$417,960
Jeff Loebbaka, Senior Vice President of Worldwide Sales and Field Operations	34,324	(1)
Kris Sennesael, Vice President and Chief Financial Officer	166,394

(1)	This amount does not include payments which Mr. Loebbaka is entitled to through his participation in a sales objective bonus plan that is utilized for the Company’s sales commissioned employees.

2014 Compensation for Senior Vice President of Worldwide Sales and Field Operations

On March 6, 2014, the Compensation Committee of the Board of Directors of the Company approved an increase to the salary and target bonus opportunity under the sales objective bonus plan of Jeff Loebbaka, one of our named executive officers. The Compensation Committee established Mr. Loebbaka’s 2014 target bonus opportunity under the 2014 sales objective bonus plan at 65% of his 2014 base salary. The sales objective bonus plan bases a participant’s bonus on the achievement of quarterly revenue-based sales performance targets and specified non-revenue based objectives. Effective as of January 1, 2014, the base salary and target bonus opportunity for Mr. Loebbaka will be as follows:

Named Executive Officer	2014 Base Salary	Commission %
Jeff Loebbaka, Senior Vice President of Worldwide Sales and Field Operations	$315,000	65%

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.1	2014 Performance Bonus Program Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2014	ENPHASE ENERGY, INC.

	By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer